FIRST AMENDMENT TO LEASE
                             (180 Rose Orchard Way)


         This FIRST AMENDMENT TO LEASE (this "Amendment") is dated as of this 9th day of July, 1998, by and between TECHNOLOGY CENTRE ASSOCIATES LLC, a California limited liability company ("Landlord"), and ADEPT TECHNOLOGY, INC., a California corporation ("Tenant").


                                    RECITALS

         A. Landlord and Tenant entered into a Lease dated June 1, 1998 (the "Lease"), for premises within a building with a street address of 180 Rose Orchard Way, San Jose, California, and more particularly described in the Lease;

         B. Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.


                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. Amendment to Lease. Section 1.1 of the Lease is hereby amended to delete the words "September 1, 1998" after the term "Intended Commencement Date:" and to insert the words "October 1, 1998" in their place.

         2. Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.


                                    LANDLORD:

                                    TECHNOLOGY CENTRE ASSOCIATES LLC, a
                                    California limited liability company

                                    By: Menlo Equities LLC, a
                                        California limited liability company,
                                        its Managing Member


                                        By: /s/ Richard Holmstrom
                                            ------------------------------------
                                            Richard Holmstrom, Member


                                    TENANT:

                                    ADEPT TECHNOLOGY, INC., a
                                    California corporation


                                        By: /s/ Betsy A. Lange
                                            ------------------------------------
                                            Title: Chief Financial Officer